ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT VA-P

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2001

                                      * * *


The following supplements the information presented in the prospectuses for the variable annuity products funded by Separate Account VA-P of Allmerica Financial Life Insurance and Annuity Company and by Separate Account VA-P of First Allmerica Financial Life Insurance Company:

     The Trustees of Pioneer Variable /Contracts Trust have approved a name change to Pioneer International Growth VCT Portfolio. Effective July 30, 2001, the portfolio's name will be Pioneer International Value VCT Portfolio. The Trustees believe the new name more accurately reflects the portfolio's value approach to equity investing.




                                              Supplement Dated July 20, 2001